QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 14a-12
TRANSMERIDIAN EXPLORATION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TRANSMERIDIAN EXPLORATION, INC.
397 N. SAM HOUSTON PKWY E., SUITE 300
HOUSTON, TEXAS 77060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2004

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Transmeridian Exploration, Inc., a Delaware corporation ("Transmeridian" or the "Company"), will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Friday, May 21, 2004 at 9:30 a.m. local time for the following purposes:

  (1)
  Election of six Directors to hold office in accordance with the Company's Certificate of Incorporation until the 2005 Annual Meeting of Stockholders and until their respective successors shall be duly elected and qualified;

  (2)
  To ratify the appointment of John A. Braden & Company, P. C. as independent auditors for the Company for the year ending December 31, 2004; and

  (3)
  Such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 12, 2004 as the date of record for determining the stockholders entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting and any adjournment or postponement thereof.

Transmeridian's Annual Report on Form 10-K, a Proxy Statement containing information relating to the matters to be acted upon at the Annual Meeting and a form of Proxy accompany this Notice.

You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. Your vote is important. The giving of such proxy does not affect your right to revoke it later or vote your shares in person if you should attend the Annual Meeting.

IF YOU PLAN TO ATTEND THE MEETING, PLEASE NOTE THAT THIS IS A STOCKHOLDERS' MEETING AND ATTENDANCE WILL BE LIMITED TO STOCKHOLDERS OF TRANSMERIDIAN OR THEIR QUALIFIED REPRESENTATIVE. EACH STOCKHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. STOCKHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. QUALIFIED REPRESENTATIVES OF A STOCKHOLDER MUST HAVE IDENTIFICATION AS WELL AS A PROPERLY EXECUTED AND GUARANTEED PROXY FROM THE STOCKHOLDER THEY ARE REPRESENTING. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

By Order of the Board of Directors
/s/ LORRIE T. OLIVIER

Lorrie T. Olivier Chairman and Chief Executive Officer

Houston Texas
April 22, 2004

TRANSMERIDIAN EXPLORATION, INC.
397 N. SAM HOUSTON PKWY E., SUITE 300
HOUSTON, TEXAS 77060

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2004

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the Board of Directors of Transmeridian Exploration, Inc., a Delaware corporation ("Transmeridian" or the "Company"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Friday, May 21, 2004 at 9:30 a.m. local time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying Proxy were first mailed to stockholders of record on or prior to May 1, 2004.

RECORD DATE AND VOTING SECURITIES

The Board of Directors has fixed the close of business on April 12, 2004 as the Record Date (herein so called) for determining the holders of common stock, $.0006 par value per share, of Transmeridian ("Common Stock") entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. The shares of Common Stock are the only shares of capital stock entitled to vote at the Annual Meeting. As of the Record Date, Transmeridian had 79,132,084 shares of Common Stock outstanding.

RECOMMENDATIONS OF THE BOARD

Unless a stockholder gives other instructions on the proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary the Board recommends a vote:

  •
  FOR the election of six Directors of Transmeridian to hold office in accordance with Transmeridian's Certificate of Incorporation until the 2005 Annual Meeting of Stockholders and until their respective successors shall be duly elected and qualified; and

  •
  FOR the appointment of John A. Braden & Company, P. C. as independent auditors for the year ending December 31, 2004.

QUORUM AND VOTING

The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If a quorum is not present or represented by proxy, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally called.

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. Stockholders do not have the right to cumulatively vote their shares for directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

The affirmative vote of the shares having voting power present, in person or represented by proxy, at the Annual Meeting is required to ratify the appointment of John A. Braden & Company, P. C. as independent auditors for Transmeridian. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Delaware law does not afford our stockholders the opportunity to dissent from the actions described in the proposals herein and receive value for their Common Stock.

PROXY SOLICITATION

The expense of the solicitation of proxies will be borne by Transmeridian. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, executive officers and other employees of Transmeridian. Transmeridian will request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and Transmeridian will reimburse such entities for their reasonable out-of-pocket expenses.

REVOCATION OF PROXY

Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of Transmeridian of such revocation; (b) by voting in person at the meeting; or (c) by executing and delivering to the Secretary of Transmeridian later dated proxy.

OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 12, 2004, information about the beneficial ownership of our Common Stock by (i) any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each director and nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing in this Proxy Statement, and (iv) all executive officers and directors of the Company as a whole. In compiling this table, we have relied on the records of our transfer agent, public filings and other information available to us. We believe this information is reliable. However, these holdings are subject to change. During 2003 and as of the date of this proxy, the holders of our Common Stock were not subject to the beneficial ownership reporting rules of Sections 13 and 16 of the Securities Act of 1934. Accordingly, we have based the schedule below on the information that is available to us, including any public filings made by such beneficial owners. The percentage information is based on 79,132,084 shares of Common Stock outstanding as of the above date, which includes 1,000,000 shares subject to mandatory redemption by the Company. We do not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

Name of Beneficial Owner	Shares Owned (a)	Percent of Class
Executive Officers and Directors:
Lorrie T. Olivier (b)	16,059,957	20.3%
Bruce A. Falkenstein (c)	1,939,108	2.4%
Philip J. McCauley (d)	700,000	0.9%
Randall D. Keys	543,507	0.7%
Angus G.M.P. Simpson	200,000	0.3%
George E. Reese	50,000	0.1%
James H. Dorman	50,000	0.1%
Charles J. Campise	—	0.0%
Marvin R. Carter	—	0.0%

All directors and officers as a group	19,534,739	24.8%

Other Beneficial Owners:
JMJC Investments, Inc. (b) 397 N. Sam Houston Pkwy. E., Suite 300 Houston, TX 77060	6,300,000	7.9%
Jack Investments, Ltd. 4F-9, No. 51, Sec 2 Keelung Road, Taipei 110, Taiwan	4,000,000	5.0%
Kornerstone Investment Group, Ltd. (e) Trident Chambers P.O. Box 146 Wickhams Cay, Road Town Tortola, British Virgin Islands	5,100,000	6.3%

(a)
Each person has sole voting and investment power with respect to the common shares listed, except as noted below. Included in the total above are options exercisable within 60 days of the record date by Mr. Falkenstein (250,000 shares), Mr. McCauley (150,000 shares), Mr. Simpson (150,000 shares), Mr. Reese (50,000 shares) and Mr. Dorman (50,000 shares). Also included in the total for Mr. Keys are 125,000 shares of unvested restricted stock, for which Mr. Keys currently has voting rights. The address for each of the Executive Officers and Directors is 397 N. Sam Houston Pkwy E., Suite 300, Houston, TX 77060.

(b)
Includes 8,924,957 shares owned by Olivier Family Living Trust, 6,300,000 common shares owned by JMJC Investments, Inc. and 800,000 common shares owned by Colamer Ltd., both of which are entities controlled by Mr. Olivier. The shares held by JMJC Investments, Inc. are also reflected separately as this entity owns more than 5% of our common shares.

(c)
Includes 1,202,500 common shares owned by Falkenstein Family Living Trust, an entity controlled by Mr. Falkenstein.

(d)
Includes 500,000 common shares owned by Zen Trust, an entity controlled by Mr. McCauley.

(e)
The principal stockholder of Kornerstone is employed on a part-time basis as a consultant and manager of Caspi Neft, the Company's operating subsidiary in Kazakhstan.

ITEM ONE: ELECTION OF DIRECTORS

The number of directors constituting the full Board of Directors of Transmeridian has been established as not less than one, in accordance with Transmeridian's Bylaws. Six Directors will be elected at the Annual Meeting to hold office until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

NOMINEES FOR ELECTION AS DIRECTORS:

NAME, AGE AND BUSINESS EXPERIENCE	DIRECTOR SINCE
Lorrie T. Olivier, 53, has served as President and Chief Executive Officer of the Company since its inception. Mr. Olivier became Chairman of the Board in 2002. From 1991 to 2000, Mr. Olivier was employed by American International Petroleum Corporation (AIPC) as Vice President of Operations and President of AIPC Kazakhstan. He was the key executive in charge of developing AIPC's interests in the Caspian Sea region. Mr. Olivier has devoted his entire career to international oil and gas exploration and production, serving with Occidental Petroleum and Shell Oil.	2000
Philip J. McCauley, 42, has been a Director of the Company since its formation in 2000. He is currently Industrial Fellow of the University of Nottingham, England. From 2000 to 2003 he was the Chairman and Chief Executive Officer of Audio Navigation Ltd. From November 1983 to December 1999, Mr. McCauley was the Chief Executive Officer of TTL Group Ltd.	2000
Angus G.M.P Simpson, 40, has been a Director of the Company since its formation in 2000. He was a Director of Glenrand Ltd. from October 1998 and also a Director and Executive Chairman of Glenrand Simpson Ltd. from October 1999 until leading a management buyout of the business in February 2003. He is currently a Director of Glencairn Uhuru Holdings Ltd., Glencairn Uhuru Ltd. and Glencairn Ltd. Prior to this, Mr. Simpson served as a Director of Crawley Warren & Co. Ltd.	2000
James H. Dorman, 71, joined the Board of Directors in October 2002. Mr. Dorman has 48 years of experience as a professional geologist and oil and gas executive. In 1996, Mr. Dorman founded Doreal Energy Corporation, a publicly-held international exploration and production company, and served as President, Chief Executive Officer and a Director until retiring in 2001. He began his career with Chevron and then with Tenneco, Inc., serving for 25 years, where he last held the position of Exploration Vice President.	2002
George E. Reese, 53, joined the Board of Directors in May 2003. He is Chairman of the Audit Committee. He served with Ernst & Young from 1972 to 1995, ultimately as a partner in the firm, including the last four years as Managing Partner of the Moscow office of the firm. He then became a financial executive with Crown Castle International from 1997 to 2001. He currently is a Director of M7 Aerospace, LP and the Chairman of Intercomp Technologies, L.L.C..	2003
Marvin R. Carter, 74, joined the Board of Directors in April 2004. Mr. Carter has over 50 years of experience in oil and gas exploration, primarily in international operations. From 1971 until 1990 he served as President and General Manager for three Occidental Petroleum subsidiaries in South America. He also served as Vice President of Latin America Operations for Occidental and as Vice President, Executive Operations for Occidental until his retirement in 1994. He currently is the President of an oil and gas consulting firm.	2004

Each of the nominees for election as directors has agreed to serve if elected. Transmeridian knows of no reason why any of the nominees for election as directors would be unable to serve. Should any of the nominees be unable to serve, all proxies returned to Transmeridian will be voted in accordance with the best judgment of the persons named as proxies except where a contrary instruction is given.

The Board of Directors recommends a vote FOR the re-election of Messrs. Olivier, McCauley, Simpson, Dorman, Reese and Carter to the Board of Directors.

VOTE REQUIRED TO BE ELECTED AS A DIRECTOR

To be elected a Director, each nominee must receive the affirmative vote of a plurality of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

DIRECTORS' MEETINGS AND COMMITTEES

The Board of Directors has standing audit, compensation, and nominating and governance committees. The Board of Directors has adopted written charters for the audit, executive compensation, and nominating and governance committees. These charters are available on the Company's website at www.tmei.com. The Board of Directors of the Company held two meetings during 2003. All of the directors attended at least 75% of the total number of meetings of the Board and the committees on which they served. The Board took action by written consent one time during 2003.

BOARD INDEPENDENCE

The Board has determined that each of the director-nominees are "independent", as defined under the rules and regulations of the Securities and Exchange Commission governing audit committees, except for Mr. Olivier, the Chief Executive Officer of the Company. All of the members of the Nominating and Governance Committee, the Compensation Committee, and the Audit Committee are "independent directors," as defined in the applicable rules and regulations of the Securities and Exchange Commission. For purposes of defining independence, the Company also utilizes the definitions and requirements of the American Stock Exchange.

COMMITTEES OF THE BOARD

Audit Committee

The Audit Committee consists of Messrs. McCauley, Simpson, and Reese. Mr. Reese is the Chairman of the committee. The Board of Directors has determined that Mr. Reese is an "audit committee financial expert" and "independent" as defined under the applicable rules of the Securities and Exchange Commission and the listing requirements of the American Stock Exchange. The Charter of the Audit Committee is attached to this Proxy Statement as Appendix "A."

The functions of the audit committee include: (i) appointing the independent auditors for the annual audit and approving the fee arrangements with the independent auditors; (ii) monitoring the independence, qualifications, and performance of the independent auditors; (iii) reviewing the planned scope of the annual audit; (iv) reviewing the financial statements to be included in our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K, any significant adjustments proposed by the independent auditors and our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (v) making a recommendation to the Board of Directors regarding inclusion of the audited financial statements in our Annual Report on Form 10-K; (vi) reviewing recommendations, if any, by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management; (vii) reviewing matters of disagreement, if any, between management and the independent auditors; (viii) meeting privately on a periodic basis with the independent auditors and management to review the adequacy of our internal controls; (ix) monitoring our accounting management and controls; (x) monitoring our policies and procedures regarding compliance with the Foreign Corrupt Practices Act and compliance by our employees with our Code of Business Conduct and Ethics; and (xi) monitoring any litigation involving Transmeridian which may have a material financial impact on Transmeridian or relate to matters entrusted to the audit committee. The audit committee held three meetings during 2003. The audit committee did not take action by written consent during 2003.

Nominating and Governance Committee

The Company has recently formed a Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. Dorman, Reese and Simpson. Mr. Carter was added to the committee in April 2004. Mr. Dorman is the Chairman of the committee. The purpose of the Nominating and Governance Committee is to seek to ensure continuation of the effectiveness and independence of the Board of Directors. The Committee is responsible for reviewing the credentials of persons suggested as prospective directors, nominating persons to serve as directors and as officers of the Board of Directors, including the slate of directors to be elected each year at the annual meeting of stockholders, making recommendations concerning the size and composition of the Board of Directors, as well as criteria for Board membership, making recommendations concerning the Board's committee structure and makeup, providing for continuing education of the directors and self-assessment of the Board's effectiveness, and overseeing the Corporate-wide Code of Conduct and the Code of Ethics for senior financial officers of the Company. The Nominating and Governance Committee's Charter is available on the Company's web site at www.tmei.com. Having been recently formed, the Nominating and Governance Committee did not meet during 2003, but met during 2004 and took action to recommend the nomination of Mr. Carter to the Board.

Identifying and Evaluating Nominees for Directors

The Nominating and Governance Committee is presently developing written criteria for membership on the Board of Directors but has not yet finalized these criteria. The Committee's process for identifying and evaluating nominees is as follows: (a) for incumbent directors whose terms are expiring, it reviews the quality of their prior service to the Company, including the nature and extent of their participation in the Company's governance and their contributions of management and financial expertise and experience to the Board and the Company; and (b) for new director candidates, in addition to their expertise, experience, reputation and stature, it considers whether their skills are complementary to those of existing Board members, whether they will fulfill the Board's needs for management, financial, technological or other expertise, and whether they are likely to have sufficient time to responsibly perform all of their duties as directors. The Nominating and Governance Committee considers candidates coming to its attention through current Board members, search firms, stockholders and other persons.

Director Nominees Recommended by Stockholders

Suggestions for nominees from stockholders are evaluated in the same manner as other nominees. Any stockholder nominations must be submitted in writing and should include the nominee's name and qualifications and be addressed to Chairman of the Nominating Committee, 397 N. Sam Houston Pkwy E, Suite 300, Houston, Texas 77060. The information must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, evidence of the nominating person's ownership of Company Common Stock, a written indication by the candidate of her or his willingness to serve if elected, and a written statement in support of the candidate including comments as to the candidate's character, judgment, age, business experience, and other commitments. For a stockholder recommendation to be considered by the Nominating and Governance Committee as a potential candidate at an annual meeting, nominations must be received on or before the deadline for receipt of stockholder proposals. In the event a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC. See "Stockholder Proposals for 2005 Annual Meeting."

There are no nominees for election to the Company's Board of Directors at the 2004 Annual Stockholders' meeting other than directors standing for re-election.

Stockholder Communications with the Board of Directors

Any stockholder may contact any of our directors by writing to them by mail c/o Director's Name at our principal executive offices, the address of which appears on the cover of this Proxy Statement.

Any stockholder may report to the Board of Directors any complaints regarding accounting, internal accounting controls, or auditing matters. Any stockholder who wishes to so contact the Board should send such complaints to the Audit Committee c/o Mr. George Reese, Chairman of the Audit Committee, at our principal executive offices, the address of which appears on the cover of this Proxy Statement.

Our Chief Financial Officer and outside counsel will review, summarize and, if appropriate, investigate the complaint and draft a response to the communication in a timely manner. A member of the Audit Committee, or the Audit Committee as a whole, will then review the summary of the communication, the results of the investigation, if any, and the draft response. The summary and response will be in the form of a memo, which will become part of the stockholders communications log that the Company will maintain with respect to all stockholder communications.

The Company encourages each of its directors to attend the annual meeting of stockholders. All directors attended last year's annual meeting of stockholders.

Compensation Committee

The Compensation Committee consists of Messrs. Dorman, McCauley and Reese. Mr. Dorman is the Chairman. The functions of this committee are to: (i) establish the compensation of the senior executive officers; (ii) periodically review the succession plans for our executive officers; and (iii) serve as the administrative committee for Transmeridian's Stock Option Plan and Stock Compensation Plan. The Compensation Committee held one meeting during 2003. The Compensation Committee did not take action by written consent during 2003.

COMPENSATION OF DIRECTORS

Prior to 2003, no compensation was paid to the directors. In May 2003, the Company granted stock options on 150,000 shares to each of the two directors who have served on the Board since inception, Mr. McCauley and Mr. Simpson. The remaining two directors, Mr. Dorman and Mr. Reese, were each granted stock options on 50,000 shares of common stock. The options granted have an exercise price of $0.24 per share and vest one year from the date of grant. The Company is currently studying an appropriate compensation strategy for the Board of Directors, but has not yet implemented a formal compensation plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Kornerstone Investment Group, Ltd. (Kornerstone) is the beneficial owner of more than 5% of the Company's common stock. None of our executive officers or directors has a financial interest in Kornerstone. In connection with the acquisition of the Company's South Alibek Field in Kazakhstan, we granted Kornerstone a 10% carried working interest in the Field, effective after we recover all costs attributable to the carried interest. During 2000, the Company issued 1,000,000 shares of Common Stock, valued at $100,000, to Kornerstone in connection with the renegotiation of a financing arrangement related to the acquisition of the South Alibek Field. Additionally, during 2002, we paid Kornerstone $400,000 in connection with arrangement of $50 million of development financing related to the South Alibek Field. We paid $200,000 of the amount in cash and the balance was retired by the issuance of 4,000,000 shares of Common Stock pursuant to an agreement between the parties. During 2002, we also paid the principal stockholder of Kornerstone a stock bonus of 100,000 shares in connection with services performed in expanding the area covered by our the license on the South Alibek Field from 3,396 acres to 14,111 acres. The principal stockholder of Kornerstone is a citizen of Kazakhstan and is employed on a part-time basis as a consultant and manager of Caspi Neft, the Company's operating subsidiary in Kazakhstan.

During 2002, Mr. Olivier and entities under his control advanced cash totaling $180,000 to the Company. Additionally, two of our stockholders, none of whom owns more than 5% of our common shares outstanding, made advances totaling $68,025. All of these advances are evidenced by promissory notes which bear interest at 17% and have a maturity date of September 30, 2004.

In connection with a contract for investor relations services for the Company, Mr. Olivier transferred 150,000 shares from his personal holdings of our common stock to the firm which was contracted to provide these services. This payment in common stock covered the period from December 15, 2002 through March 15, 2003. The value of these shares was $0.17 per share, or $25,500 in total.

Mr. Olivier is considered a promoter or founder of the Company within the meaning of Rule 405 of Securities Act of 1933. Mr. Olivier received 18,900,000 common shares in connection with the initial formation of the Company. Additionally, six other individuals received a total of 22,400,000 common shares. Of the shares issued to the founder, Mr. Olivier subsequently returned 5,600,000 shares to the Company to mitigate the dilutive effects of other common share issuances by the Company.

EXECUTIVE OFFICERS OF TRANSMERIDIAN

The officers of Transmeridian are elected annually by the Board of Directors following each Annual Meeting of Stockholders, or as soon thereafter as necessary and convenient. Each officer holds office until the earlier of such time as his or her successor is duly elected and qualified, his or her death or he or she resigns or is removed from office. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of Transmeridian will be served thereby, but such removal will be without prejudice to the contract rights, if any, of the person so removed.

The executive officers of Transmeridian, their ages and positions held with Transmeridian and their business experience for the past five years are listed below.

Executive Officer	Age	Title
Lorrie T. Olivier	53	President & CEO, Chairman of the Board
Bruce A. Falkenstein	45	Vice President Exploration and Geology
Randall D. Keys	44	Chief Financial Officer
Charles J. Campise	53	Corporate Controller

Lorrie T. Olivier has served as President and Chief Executive Officer of the Company since its inception. Mr. Olivier became Chairman of the Board in 2002. From 1991 to 2000, Mr. Olivier was employed by American International Petroleum Corporation (AIPC) as Vice President of Operations and President of AIPC Kazakhstan. He was the key executive in charge of developing AIPC's interests in the Caspian Sea region. Mr. Olivier has devoted his entire career to international oil and gas exploration and production, serving with Occidental Petroleum and Shell Oil.

Bruce A. Falkenstein joined the Company at its founding in 2000 and has served as Vice President of Exploration and Geology since its inception. Prior to joining Transmeridian, he served for 20 years with Amoco and BP, its successor, where he last held the position of Manager and Chief Geophysicist of the Kazakhstan Exploration team for BP Amoco. Since 1992, he has worked exclusively on the technical evaluation and acquisition of oil fields and operating licenses in Kazakhstan and the Caspian Sea region. Mr. Falkenstein has some fluency in Russian and is a State of Texas licensed Professional Geoscientist.

Randall D. Keys became Chief Financial Officer of the Company in September 2003. Mr. Keys has over twenty years of financial management experience in the energy industry. From 1998 to 2001, Mr. Keys served as Chief Financial Officer of Core Laboratories N.V., an NYSE-listed global oilfield service company and one of its acquired entities. Prior to Core Lab, he served as CFO for 3DX Technologies, Inc., a Nasdaq-listed oil and gas exploration company, Treasurer for Norcen Explorer, Inc. and in progressive financial management roles at Santa Fe Energy Resources (NYSE) and one of its predecessors, Adobe Resources (NYSE). He has been a financial consultant and independent CFO since May 2001 and is currently a partner with Tatum CFO Partners LLP. Mr. Keys is a CPA in Texas. He began his career with the international public accounting firm of KPMG Peat Marwick.

Charles Campise joined the Company as Corporate Controller in December 2003. Mr. Campise has more than 30 years of experience in accounting for oil and gas operations, including 12 years with Ocean Energy from 1988 to 2000, where his duties included responsibility for SEC Reporting and all international accounting. In 1998 he was transferred to West Africa as Vice President of Finance and Administration for Ocean Energy Cote d' Ivoire until 2001. In 2001 he was Finance Director and Board of Director member for an Apache Corporation Joint Venture Company in Cairo, Egypt. After leaving Apache in mid 2002 he performed independent accounting and financial consulting, until accepting the position with the Company. Mr. Campise is a Certified Public Accountant in Texas.

COMPENSATION OF EXECUTIVE OFFICERS

The following table provides information about the compensation we paid our Chief Executive Officer and the other most highly compensated executive officers during the last two fiscal years.

Summary Compensation Table

		Annual Compensation				Long Term Compensation (a)
Name and Principal Position	Fiscal Year	Salary		Bonus	Other Annual Compensation	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)
Lorrie T. Olivier Chairman and Chief Executive Officer	2003 2002	$ $	200,000 200,000	— —	— —	— —	— —
Bruce A. Falkenstein Vice President of Exploration & Geology	2003 2002	$ $	120,000 120,000	— —	— —	— —	250,000 —
Randall D. Keys Chief Financial Officer (b)	2003 2002	$ $	40,000 —	— —	— —	26,875 —	500,000 —
Charles J. Campise Corporate Controller (c)	2003 2002	$ $	— —	— —	— —	— —	100,000 —

(a)
The Company did not make Long Term Incentive Plan Payouts or All Other Compensation payments during the year ended December 31, 2003.

(b)
Mr. Keys was hired as Chief Financial Officer in September 2003. On the date of hire he was granted a restricted stock award of 125,000 shares which vests over a one year period. The value of the award was $26,875, based on the closing price of the stock on the date of the grant. The cash and long-term compensation reflected in the table above include amounts attributable to Tatum CFO Partners, LLP under a resource agreement between Tatum and the Company. Mr. Keys is a partner with Tatum.

(c)
Mr. Campise was hired as Corporate Controller in December 2003.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

        The following table provides information about stock options granted during the year ended December 31, 2003.

	Individual Grants
Name and Principal Position	Number of Securities Underlying Options/SARs Granted (#) (a)	% of total Options/SARs granted to employees in fiscal year	Exercise or base price ($/Share) (b)	Expiration Date	Grant Date Present Value (c)
Lorrie T. Olivier Chairman and Chief Executive Officer	—	—	—	—	—
Bruce A. Falkenstein Vice President of Exploration and Geology	250,000	14.4	$0.240	May 9, 2008	$35,000
Randall D. Keys Chief Financial Officer	500,000	28.9	$0.215	Sept. 4, 2008	$65,000
Charles J. Campise Corporate Controller	100,000	5.7	$0.600	Dec. 17, 2008	$26,000

(a)
No Stock Appreciation Rights ("SARs") were granted in 2003.

(b)
The exercise price equaled the fair market value of the common stock on the date of grant

(c)
The Company uses the Black-Scholes option pricing model to estimate the fair value of stock options granted. The fair value of each option grant was estimated on the date of grant using the following assumptions: risk-free interest rates of 4.5 to 5.0%; expected lives between 2 and 3 years; and volatility of the price of the underlying common stock of 41-100%.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

			Number of securities underlying unexercised options/SAR's at fiscal year end		Value of in-the-money options/SAR's at fiscal year end (1)
	Number of Shares/SAR's Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Lorrie T. Olivier	—	—	—	—	$—	$—
Bruce A. Falkenstein	—	—	—	250,000	$—	$140,000
Randall D. Keys	—	—	—	500,000	$—	$292,500
Charles J. Campise	—	—	—	100,000	$—	$20,000

(1)
The closing price for the Common Stock as reported on the OTC Bulletin Board as of December 31, 2003 was $0.80. Value was calculated on the basis of the difference between the option exercise price and such closing price multiplied by the number of shares of Common Stock underlying the option.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No executive officer of Transmeridian served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on Transmeridian's Board of Directors or Compensation Committee. During 2003, no executive officer or former Executive Officer of Transmeridian voted on any decision relating to compensation matters of the Company.

REPORT ON CHIEF EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following reports and the Performance Graph included herein shall not be incorporated by reference into any such filings.

Introduction

The Compensation Committee of the Board of Directors has overall responsibility for approving and evaluating our general compensation policies, as well as the compensation plans and specific compensation levels for executive officers. The Committee strives to ensure that our executive compensation programs will enable us to attract and retain key people and motivate them to achieve or exceed certain of our key objectives by making individual compensation directly dependent on our achievement of certain short and long-term business goals, such as profitability and asset management and by providing rewards for exceeding those goals

Compensation Programs

Base Salary. The Committee establishes base salaries for executive officers at levels which it believes to be competitive with salaries paid for comparable positions at other similarly sized companies as set forth in national and local compensation surveys. Base pay increases vary according to individual contributions to our success and comparisons to similar positions within the company and at other comparable companies.

Stock Options. The Committee believes that stock options provide a key incentive to officers to work towards maximizing stockholder value. These options may be provided through initial grants at or near the date of hire and through subsequent periodic grants. Options granted by us to our executive officers and other employees have exercise prices equal to the fair market value at the time of grant. Options vest and become exercisable at such date or dates as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in our stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to us, to create an incentive to remain with us and to provide a long-term incentive to achieve or exceed our financial goals.

Stock Compensation Plan. The purpose of the Company's Stock Compensation Plan is to (a) to promote the identity of interests between stockholders, employees, and directors of the Company by encouraging and creating significant ownership of Common Stock of the Company by such officers, employees, and directors of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified officers, employees and directors who contribute to the Company's success by their ability, ingenuity and industry; (c) to provide meaningful motivation and incentive for officers, employees, and directors who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (d) to provide a means to compensate officers, employees and directors of the Company as well as to compensate consultants, advisors, and other third parties who provide valuable services for the Company.

Pursuant to the terms and conditions of the Stock Compensation Plan, the Company is authorized to issue shares of Common Stock of the Company under the Plan, including the issuance of the following types of Awards: restricted stock awards, payments of bonuses in stock, payment for services to consultants in stock, warrants, and stock appreciation rights.

Other. In addition to the foregoing, officers participate in compensation plans available to all employees.

Compensation of Chief Executive Officer

The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer include our operating and financial performance, as well as his leadership and establishment and implementation of strategic direction for us.

The Compensation Committee considers stock options and compensation under the Company's Stock Compensation Plan to be an important component of the Chief Executive Officer's compensation as a way to reward performance and motivate leadership for long-term growth and profitability. In fiscal 2003, at the request of Mr. Olivier, the Compensation Committee removed his name from consideration for a stock option grant. Mr. Olivier is the largest stockholder of the Company and expressed his desire that the Compensation Committee use the options as an incentive to the Company's other employees.

Compensation Limitations

Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. We plan to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.

Respectively submitted by the
COMPENSATION COMMITTEE

James H. Dorman
Philip J. McCauley
George E. Reese

Houston, Texas
April 22, 2004

ITEM TWO: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected John A. Braden & Company, P. C., independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2004, and recommends that the stockholders ratify such selection. This appointment will be submitted to the stockholders for ratification at the Annual Meeting. Representatives of John A. Braden & Company, P. C. are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of John A. Braden & Company, P. C. are also expected to be available to respond to appropriate questions.

John A. Braden & Co., P.C. has served as the Company's principal accountant since May 15, 2002. Prior to May 15, 2002, Grant Thornton LLP served as the Company's principal accountant. On May 15, 2002, the Company notified Grant Thornton LLP that they would no longer be engaged as the Company's principal independent accountants. This decision was recommended by the Company's management and approved by the Company's Audit Committee and Board of Directors. In connection with its audits for the fiscal years ended December 31, 2001 and 2000, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures. Grant Thornton LLP's reports on the financial statements for each of those fiscal years contained an emphasis paragraph as to uncertainty about the Company's ability to continue as a going concern. In connection with Grant Thornton LLP's audits for the fiscal years ended December 31, 2001 and 2000, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304 (a) (1) (v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs (a) (1) (v) (A)—(D) of Item 304 of Regulation S-K.

The Company engaged John A. Braden & Co., P.C. as its new independent accountants effective May 15, 2002. The Braden firm conducted a re-audit of the financial statements for the fiscal years ended December 31, 2001 and 2000 and issued an opinion on those financial statements. This opinion also contained an emphasis paragraph as to uncertainty about the Company's ability to continue as a going concern. During the two years ended December 31, 2001 and the subsequent interim period preceding the decision to change independent accountants, neither Transmeridian nor anyone on its behalf consulted the Braden firm regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Transmeridian's consolidated financial statements, nor has the Braden firm provided to Transmeridian a written report or oral advice regarding such principles or audit opinion.

Audit and Non-Audit Fees

In addition to performing the audit of the company's consolidated financial statements, John A. Braden & Co., P.C., provided various other services for the years ended December 31, 2003 and 2002. The aggregate fees billed for each of the following categories of services are set forth below:

	2003	2002
Audit Fees (1)	$76,857	$76,809
Audit Related Fees (2)	$—	$—
Tax Fees (3)	$4,271	$12,674
All Other Services (4)	$—	$—

(1)
"Audit fees" represents professional services in connection with the audit of our annual financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory and regulatory filings.

(2)
Represents fees for assurance services related to the audit of our financial statements.

(3)
Represents tax planning.

(4)
"All other services" includes evaluating the effects of various accounting issues and changes in professional standards.

The Audit Committee has reviewed the non-audit services provided to Transmeridian by John A. Braden & Co., P.C. and has concluded that such services are compatible with the maintenance of that firm's independence in the conduct of its auditing functions for Transmeridian. In accordance with its Charter, the Audit Committee approves in advance all audit and non-audit services to be provided by the Braden firm. During the fiscal year 2003, 100% of the services were pre-approved by the Audit Committee in accordance with this policy.

The submission of the appointment of John A. Braden & Co., P.C. is not required by law or by the By-Laws of the Company. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If John A. Braden & Co., P.C. shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accounts.

The Board of Directors recommends a vote FOR the ratification of the appointment of John A. Braden & Co., P.C. as independent auditors for the year ending December 31, 2004.

VOTE REQUIRED TO RATIFY THE APPOINTMENT OF JOHN A. BRADEN & COMPANY, P. C. AS INDEPENDENT AUDITORS

The proposal to ratify the appointment of John A. Braden & Co., P.C., as independent auditors for the year ending December 31, 2004, requires the affirmative vote of a majority of the shares having voting power present, in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. As set forth in its Charter, the Audit Committee acts only in an oversight capacity and relies on the work and assurances of both management, which has primary responsibilities for our financial statements and reports, as well as the independent auditors who are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

The Audit Committee met three times either in person or by telephone during fiscal year 2003. In the course of these meetings, the Audit Committee met with management and our independent auditors and reviewed the results of the external audit examinations, evaluations of our internal controls and the overall quality of our financial reporting.

The Audit Committee believes that a candid, substantive and focused dialogue with the independent auditors is fundamental to the Audit Committee's oversight responsibilities. To support this belief, the Audit Committee periodically meets separately with the independent auditors without management present. In the course of its discussions in these meetings, the Audit Committee asked a number of questions intended to bring to light any areas of potential concern related to our financial reporting and internal controls. These questions include:

  •
  Are there any significant accounting judgments, estimates or adjustments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

  •
  Based on the auditors' experience, and their knowledge of our business, do our financial statements fairly present to investors, with clarity and completeness, our financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

  •
  Based on the auditors' experience, and their knowledge of our business, have we implemented internal controls that are appropriate for our business?

The Audit Committee approved the engagement of John A. Braden & Co., P.C. (the "Braden firm") as our independent auditors for fiscal year 2003 and reviewed with the independent auditors their respective overall audit scope and plans. In approving the Braden firm, the Audit Committee considered the qualifications of the Braden firm and discussed with the Braden firm their independence, including a review of the audit and non-audit services provided by them to us. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and by the Sarbanes-Oxley Act of 2002, and it received and discussed with the independent auditors their written report required by Independence Standards Board Standard No. 1.

Management has reviewed the audited financial statements for fiscal year 2003 with the Audit Committee, including a discussion of the quality and acceptability of the financial reporting, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In connection with this review and discussion, the Audit Committee asked a number of follow-up questions of management and the independent auditors to help give the Audit Committee comfort in connection with its review.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

Respectively submitted by
THE AUDIT COMMITTEE

George E. Reese, Chairman
Philip J. McCauley
Angus G.M.P. Simpson

Houston, Texas
April 22, 2004

PERFORMANCE OF THE COMMON STOCK

The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Transmeridian specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The graph below compares the cumulative total stockholder return on the Common Stock since February 2, 2002 (the date Transmeridian began trading on the OTC Bulletin Board) with the cumulative total return on the S&P 500 Index and the American Stock Exchange Oil Index over the same period (assuming the investment of $100 in the Common Stock, the S&P 500 Index and the American Stock Exchange Oil Index on February 2, 2002, and reinvestment of all dividends).

	Feb 2002	Dec 2002	Dec 2003
Transmeridian Exploration, Inc.	100.00	6.00	40.00
S&P 500 Index	100.00	79.50	100.47
Amex Oil Index	100.00	84.94	106.94

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

During 2003 and as of the date of filing of this proxy statement, the Company's Directors and Executive Officers were not subject to the beneficial ownership reporting rules of Section 16 of the Securities Act of 1934. Accordingly, the Directors and Executive Officers did not make any filings under Section 16(a) during 2003.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Under the SEC's proxy rules, stockholder proposals that meet certain conditions may be included in Transmeridian's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at Transmeridian's 2005 Annual Meeting of Stockholders must send the proposal to Transmeridian so that it is received at Transmeridian's principal executive offices no later than December 31, 2004, to be considered for inclusion in the proxy statement and form of proxy related to the 2005 Annual Meeting of Stockholders. Stockholders that have an intention to present a proposal that will not be included in the proxy statement and the form of proxy, must give notice to Transmeridian no later than March 15, 2005, of the specific intention to do so. Any and all such proposals and notices should be sent to the attention of the Secretary of Transmeridian. Any and all such proposals must comply with applicable Securities and Exchange Commission regulations in order to be included in Transmeridian's proxy materials or to be presented at the Annual Meeting.

FINANCIAL AND OTHER INFORMATION

The financial statements of Transmeridian have been included as part of the Annual Report of Transmeridian enclosed with this Proxy Statement. The following financial statements and notes thereto, Management's Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk are incorporated by reference: Form 10-K for the year ended December 31, 2003.

In addition, a representative of John A. Braden & Co., P.C. is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

TRANSMERIDIAN WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY, TRANSMERIDIAN EXPLORATION, INC., 397 N. SAM HOUSTON PKWY E., SUITE 300, HOUSTON, TEXAS 77060.

By Order of the Board of Directors
/s/ RANDALL D. KEYS

Randall D. Keys Chief Financial Officer

Houston, Texas
April 22, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

1.0    Organization and Independence

1.1    An Independent Audit Committee

The Board of Directors shall designate an Audit Committee, which shall be composed of at least three directors, all of whom must be "independent directors". To be considered "independent", the member, and the compensation received by such member, must satisfy the requirements of all applicable rules and regulations relative to audit committee independence, as defined by the Securities and Exchange Commission.

1.2    Financial Qualifications

The members of the Audit Committee shall possess such degree of financial or accounting expertise as may be required by law or by the regulations of the Securities and Exchange Commission, as the Board of Directors interprets such qualification in its business judgment.

2.0    The Committee's Purposes

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the Company and its stockholders relating to its oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company, including the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's internal audit function, when established, and independent auditors, and the preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

It is not the role of the Audit Committee to plan or conduct audits, to guarantee the accuracy or quality of the Company's financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management, the independent auditors and internal auditors. It is the responsibility of the Audit Committee to maintain regular and open communication among the directors, the independent auditors, the internal auditor, if any, and the financial management of the Company.

3.0    The Committee's Duties and Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to oversee management's implementation of prudent corporate accounting and reporting policies.

3.1    Appointment of the Independent Auditor

To the extent required by applicable law or regulation: (i) the Audit Committee will be directly responsible for the appointment, compensation and oversight of the independent auditor (including the resolution of any disagreements between management and the independent auditor regarding financial reporting), (ii) the independent auditor shall report directly to the Audit Committee, (iii) the Audit Committee shall approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors, (iv) the Audit Committee shall approve in advance all non-audit services performed by the independent auditors, and (v) all non-audit services to be performed by the independent auditor shall be disclosed. The Committee may delegate to one or more members of the committee who are independent directors the authority to grant preapprovals required by this subsection, and the decisions of the member to whom this authority is delegated shall be presented to the Audit Committee at the next scheduled meeting of the committee. The independent auditors may not perform for the Company any services that are prohibited by law or regulation. The foregoing requirements do not preclude the committee from obtaining the input of management, but these responsibilities may not be delegated to management. The Board of Directors and management may communicate with the independent auditor at any time they deem it appropriate.

3.2    Annual Statement from the Independent Auditor

The Audit Committee is responsible for obtaining from the independent auditor at least annually, a formal written statement delineating all relationships between the auditor and the Company. The Audit Committee shall be responsible for conferring with the independent auditor with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditor and for recommending to the Board of Directors such appropriate action as may be necessary to satisfy itself as to the qualifications, performance and independence of the independent auditor.

To the extent required by law or regulation, the annual statement also shall describe: (i) the firm's internal quality control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (iii) any steps taken to deal with any such issues.

The Audit Committee will comply with all relevant laws and regulations relative to (i) rotation of independent auditors or independent audit personnel and (ii) the performance of services by an independent audit firm when a former employee of that firm currently serves as Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or equivalent officer of the Company.

3.3    Risk Assessment and Accounting Controls

The Audit Committee will review with the independent auditors, the Company's internal auditor, if any, and appropriate financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and guidelines and policies to govern the process by which risk assessment and risk management is undertaken, and will elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

3.4    The Annual Audit

The Audit Committee will meet with the independent auditors and financial management of the Company to review the scope of the proposed audit plan for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

The Committee will regularly review with the independent auditor any audit problems or difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management, and management's response.

In that regard, no officer or director of the Company, or any other person acting under the direction thereof, shall violate any law or regulation that prohibits fraudulently influencing, coercing, manipulating, or misleading any independent auditor engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading.

3.5    Hiring Policies

The Audit Committee will set clear hiring policies for employees or former employees of the independent auditors.

3.6    Internal Controls Over Financial Reporting

In accordance with all relevant laws and regulations, the Audit Committee will review the internal audit controls of the Company, including the independence, reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Audit Committee will receive as necessary notification of material adverse findings regarding internal controls over financial reporting.

3.7    Earnings Releases

The Audit Committee will discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, though this may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

3.8    Review of Financial Statements

The Audit Committee will discuss with management and the independent auditors the annual audited financial statements and the quarterly financial statements, including a discussion of all matters relevant thereto that are required to be discussed under any applicable law or regulation or that the Committee otherwise considers it desirable to discuss. In addition the independent auditor must timely report to the Audit Committee on all matters that are required to be reported under any applicable law or regulation or that the independent auditor otherwise considers it desirable to report.

Each report that contains financial statements (including annual and quarterly reports), and that is required to be prepared in accordance with (or reconciled to) generally accepted accounting principles and filed with the SEC, shall reflect or disclose all information required to be reflected or disclosed under any applicable law or regulation, and in a manner in accordance with such law or regulation.

3.9    Separate Meetings

Periodically, the Committee shall meet separately with management, with the internal auditor, if any, and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

3.10    Proxy Report

The Audit Committee will prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

3.11    Succession Planning

The Audit Committee will review accounting and financial staffing and succession planning within the Company as necessary.

3.12    Reporting to the Board

The Committee will review the matters discussed at each Committee meeting with the Board of Directors. The Committee should review with the full board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

3.13    Investigations

The Audit Committee will investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate (including confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters). The Committee will discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies. The Company will follow all provisions of law or regulation that prohibit discipline of or discrimination against employees who report what they reasonably believe to be violations of any law, rule or regulation applicable to the Company.

3.14    Ethics Policy Compliance

The Audit Committee will review compliance with the Company's Ethics Policy annually. To the extent required by applicable laws or regulations:

(A)    the Ethics Policy will continue to be applicable to senior financial officers of the Company, including its principal financial officer, and its controller or principal accounting officer, and to persons performing similar functions;

(B)    the Company immediately shall disclose, by means of the filing of an applicable SEC reporting form, dissemination by the Internet or by other electronic means, any waiver of or change in the Ethics Policy for such senior financial officers;

(C)    the Company's Ethics Policy shall continue to include such standards as are reasonably necessary to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the Company; and (3) compliance with applicable governmental laws and regulations.

3.15    Legal Compliance

The Audit Committee will review compliance with the company's legal compliance policy annually. The Committee will discuss with the Company's outside counsel legal matters that may have a material impact on the company's financial statements or compliance policies.

3.16    Review of the Committee Charter

The Audit Committee will review the Audit Committee Charter annually and include it in the company's proxy statement as required by applicable law or regulation.

3.17    Outside Advisors

The Audit Committee may obtain advice and assistance from outside legal, accounting or other advisors as it deems appropriate. It may retain these advisors without seeking board approval. The Company will provide appropriate funding, as determined by the Audit Committee, for payment of the compensation of the independent auditor and to any advisors engaged by the Audit Committee.

3.18    Performance Evaluations

The Committee will conduct an annual performance evaluation of the Committee.

TRANSMERIDIAN EXPLORATION, INC.
PROXY SOLICITED BY THE
BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD MAY 21, 2004

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Transmeridian Exploration, Inc. ("Transmeridian") to be held May 21, 2004, and (2) constitutes and appoints Lorrie T. Olivier and Randall D. Keys, and each of them, attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act in accordance with the instructions set forth below, with respect to all of the shares of Common Stock of Transmeridian standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at that meeting and at any meetings to which that meeting is adjourned. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

1.	PROPOSAL ONE: Election of six Directors of Transmeridian, to hold office in accordance with Transmeridian's Certificate of Incorporation and Bylaws until the 2005 Annual Meeting of Stockholders.
Nominees: Messrs. Olivier, McCauley, Simpson, Dorman, Reese and Carter.
☐ FOR each of the nominees listed above,
☐ WITHHOLD AUTHORITY to vote except marked to the contrary below
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE NOMINEE, WRITE THE NAME OF SUCH NOMINEE IN THE SPACE PROVIDED BELOW.)

2.	PROPOSAL TWO: Ratify the appointment of John A. Braden & Company, P. C., as independent auditors of Transmeridian for the year ending December 31, 2004.
☐ FOR ☐ AGAINST ☐ ABSTAIN

You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. If no specification is made this Proxy will be voted FOR the proposals. Your shares cannot be voted unless you sign and return this card.
(Signature)	(Signature)	(Date)
NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON, JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

QuickLinks

TRANSMERIDIAN EXPLORATION, INC. 397 N. SAM HOUSTON PKWY E., SUITE 300 HOUSTON, TEXAS 77060 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2004
TRANSMERIDIAN EXPLORATION, INC. 397 N. SAM HOUSTON PKWY E., SUITE 300 HOUSTON, TEXAS 77060 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2004 SOLICITATION OF PROXIES
RECORD DATE AND VOTING SECURITIES
RECOMMENDATIONS OF THE BOARD
QUORUM AND VOTING
PROXY SOLICITATION
REVOCATION OF PROXY
OWNERSHIP OF COMMON STOCK SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ITEM ONE: ELECTION OF DIRECTORS
DIRECTORS' MEETINGS AND COMMITTEES
COMPENSATION OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
EXECUTIVE OFFICERS OF TRANSMERIDIAN
COMPENSATION OF EXECUTIVE OFFICERS
Summary Compensation Table
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT ON CHIEF EXECUTIVE COMPENSATION
ITEM TWO: RATIFICATION OF APPOINTMENT OF AUDITORS
AUDIT COMMITTEE REPORT
PERFORMANCE OF THE COMMON STOCK
COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
FINANCIAL AND OTHER INFORMATION
APPENDIX A AUDIT COMMITTEE CHARTER
TRANSMERIDIAN EXPLORATION, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 21, 2004